This GBI - 2003(E) Stock Award Plans (the "Plan") is made as of the
10th day of December 2003 by Genesis Bioventures, Inc. (the "Company") for the Company's securities attorney, Richard S. Lane,("the Recipient").

RECITALS:

           The Company desires under agreement to grant to Recipient in exchange for services provided by Recipient to the Company, shares of the common stock of the Company ( "Common Stock"), pursuant to the provisions set forth herein;

           1. Grant of Shares. The Company shall grant to the Recipient 50,000 shares of Common Stock (the "Shares").

           2. Services. Recipient has provide bona fide services to the Company not in connection with capital raising activities.

           3. Compensation. Recipient's compensation is the Shares identified herein. The parties agree the Shares are valued at $.0 1 each. Recipient is responsible for all income taxes.

           4. Registration. Notwithstanding anything to the contrary contained herein, the Shares will be registered on Form S-8 Registration Statement dated no later than the month of December 2003.

           5. Delivery of Shares. The Company shall deliver the Shares to the Recipient.

           6. Waiver. No waiver is enforceable unless in writing and signed by the waiving party and any waiver shall not be construed as a waiver of any other or subsequent breach.

           7. Amendments. This Plan may not be amended unless by the mutual consent of all of the parties hereto in writing.

           8. Governing Law. This Plan shall be governed by the laws of the State of New York, and the sole venue for any action arising hereunder shall be any Federal or State Court located in New York City, New York.

           9. Assignment and Binding Effect. Neither this Plan nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the


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other parties hereto, except as otherwise provided herein. This Plan shall be binding upon and for the benefit of the parties hereto and their respective heirs and permitted assignees.

           10. Integration and Captions. This Plan includes the entire understanding of the parties hereto with respect to the subject matter hereof. The captions herein are for convenience and shall not control the interpretation of this Plan.

           11. Legal Representation. No tax advice has been provided to any party by any other party and the Recipient is cautioned to retain its own qualified tax advisor with respect to any tax consequences that may impact upon him individually.

           12. Construction. Each party acknowledges having had the opportunity to review, negotiate and approve all of the provisions of this Plan.

           13. Cooperation. The parties agree to execute such reasonable necessary documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth herein .

           14. Hand-Written provisions. Any hand-written provisions hereon, if any, or attached hereto, which have been initialed by all of the parties hereto, shall control all typewritten provisions in conflict therewith.

           15. Fees, Costs and Expenses. Each of the parties hereto acknowledges and agrees to pay, without reimbursement from the other party , the fees, costs, and expenses incurred by each such party incident to this Plan.

           16. Consents and Authorizations. By the execution herein below, each party (i) acknowledges and agrees that each such party has the full right, power, legal capacity and authority to enter into this Plan, and the same constitutes a valid and legally binding Plan in accordance with the terms, conditions and other provisions contained herein; and (ii) acknowledges the receipt of an executed copy hereof.

           17. Gender and Number. Unless the context otherwise requires, references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.



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           18. Severability. In the event anyone or more of the provisions of this Plan shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.



GENESIS BIOVENTURES, INC.

By____________________________                         Date: December 10, 2003
E. Greg McCartney, President

RECIPIENT

Signature _______________________

Print Name     RICHARD S. LANE                         Date: December 10, 2003
           -------------------------------





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